AXA Equitable Holdings Financial Supplement Second Quarter 2019

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other 8 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Portfolio 24 Additional Information Deferred Policy Acquisition Costs Rollforward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures 28 Glossary of Selected Financial and Product Terms 31 Analyst Coverage, Ratings & Contact Information 32 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This financial supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-Q for the quarter ended June 30, 2019 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	For the Three Months Ended or As of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended or As of 6/30/2018	6/30/2019	Change
Net income (loss)	$ 261	$ (443)	$ 1,999	$ (709)	$ 430	64.8 %	$ 598	$ (279)	(146.7)%
Net income (loss) attributable to the noncontrolling interest	(97)	(53)	(61)	(66)	(67)	30.9 %	(220)	(133)	39.5 %
Net income (loss) attributable to Holdings	$ 164	$ (496)	$ 1,938	$ (775)	$ 363	121.3 %	$ 378	$ (412)	(209.0)%
Non-GAAP Operating Earnings (1) (2)	$ 486	$ 693	$ 504	$ 509	$ 559	15.0 %	$ 969	$ 1,068	10.2 %
Total equity attributable to Holdings	$ 13,364	$ 12,411	$ 13,866	$ 13,143	$ 14,843	11.1 %	$ 13,364	$ 14,843	11.1 %
Less: Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)	(513)	876	166.9 %	(1,310)	876	166.9 %
Total equity attributable to Holdings (ex. AOCI)	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967	(4.8)%	$ 14,674	$ 13,967	(4.8)%
Return on Equity (ex. AOCI) - TTM	6.1%	2.6%	12.5%	5.8%	7.2%		6.1%	7.2%	
Non-GAAP Operating ROE (1) (3) (4)	13.6%	15.6%	14.9%	15.2%	15.9%		13.6%	15.9%	
Debt to capital:									
Debt to Capital	26.9%	27.9%	26.3%	27.4%	24.6%		26.9%	24.6%	
Debt to Capital (ex. AOCI)	25.1%	25.5%	24.5%	26.6%	25.8%		25.1%	25.8%	
Per share:									
Diluted earnings per share:									
Net income (loss) attributable to Holdings	$ 0.29	$ (0.89)	$ 3.57	$ (1.50)	$ 0.74	154.5 %	$ 0.67	$ (0.82)	(221.2)%
Non-GAAP Operating Earnings (1) (2)	$ 0.87	$ 1.23	$ 0.93	$ 0.98	$ 1.14	30.6 %	$ 1.73	$ 2.11	22.4 %
Book value per share	$ 23.82	$ 22.22	$ 26.22	$ 26.77	$ 30.22	26.9 %	$ 23.82	$ 30.22	26.9 %
Book value per share (ex. AOCI)	$ 26.16	$ 25.08	$ 28.86	$ 27.81	$ 28.44	8.7 %	$ 26.16	$ 28.44	8.7 %
Weighted-average common shares outstanding:									
Basic	561.0	560.3	543.3	518.0	491.1	(12.5)%	561.0	504.5	(10.1)%
Diluted	561.1	560.3	543.7	518.0	491.9	(12.3)%	561.1	504.5	(10.1)%
Ending common shares outstanding	561.0	558.5	528.9	491.0	491.1	(12.5)%	561.0	491.1	(12.5)%
Return to Stockholders:									
Common stock dividend		$ 73	$ 69	$ 68	$ 73		$ —	$ 141	
Repurchase of common shares		57	592	750	—		—	750	
Total capital returned to stockholders		$ 130	$ 661	$ 818	$ 73		$ —	$ 891	
Market Values:									
S&P 500	2,718	2,914	2,507	2,834	2,942	8.2 %	2,718	2,942	8.2 %
US 10-Year Treasury	2.9%	3.1%	2.7%	2.4%	2.0%		2.9%	2.0%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended June 30, 2019 would have been 16.0%. For additional information on the impact to the measure, see the "Additional Information" section herein.

(3) Calculated using Pro forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

(4) Prior periods before 6/30/19 reflect pro forma adjustments.

4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	For the Three Months Ended 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended 6/30/2018	6/30/2019	Change
Revenues									
Policy charges and fee income	$ 964	$ 951	$ 943	$ 931	$ 941	(2.4)%	$ 1,930	$ 1,872	(3.0)%
Premiums	275	269	271	283	280	1.8 %	554	563	1.6 %
Net derivative gains (losses)	(46)	(2,006)	2,057	(1,630)	(236)	(413.0)%	(282)	(1,866)	(561.7)%
Net investment income (loss)	596	681	825	1,015	976	63.8 %	1,187	1,991	67.7 %
Investment gains (losses), net	(22)	(35)	(131)	(11)	(12)	45.5 %	80	(23)	(128.8)%
Investment management and service fees	1,075	1,088	1,050	999	1,072	(0.3)%	2,130	2,071	(2.8)%
Other income	124	135	140	127	139	12.1 %	241	266	10.4 %
Total revenues	2,966	1,083	5,155	1,714	3,160	6.5 %	5,840	4,874	(16.5)%
Benefits and other deductions									
Policyholders' benefits	900	318	1,103	880	896	(0.4)%	1,494	1,776	18.9 %
Interest credited to policyholders' account balances	268	278	273	304	314	17.2 %	539	618	14.7 %
Compensation and benefits	520	507	473	509	512	(1.5)%	1,099	1,021	(7.1)%
Commissions and distribution related payments	287	286	296	281	307	7.0 %	578	588	1.7 %
Interest expense	60	65	60	56	57	(5.0)%	106	113	6.6 %
Amortization of deferred policy acquisition costs	185	(182)	158	198	177	(4.3)%	357	375	5.0 %
Other operating costs and expenses	424	429	463	410	456	7.5 %	917	866	(5.6)%
Total benefits and other deductions	2,644	1,701	2,826	2,638	2,719	2.8 %	5,090	5,357	5.2 %
Income (loss) from operations, before income taxes	322	(618)	2,329	(924)	441	37.0 %	750	(483)	(164.4)%
Income tax (expense) benefit	(61)	175	(330)	215	(11)	82.0 %	(152)	204	234.2 %
Net income (loss)	261	(443)	1,999	(709)	430	64.8 %	598	(279)	(146.7)%
Less: net (income) loss attributable to the noncontrolling interest	(97)	(53)	(61)	(66)	(67)	30.9 %	(220)	(133)	39.5 %
Net income (loss) attributable to Holdings	$ 164	$ (496)	$ 1,938	$ (775)	$ 363	121.3 %	$ 378	$ (412)	(209.0)%
Adjustments related to:									
Variable annuity product features	$ 249	$ 1,403	$ (1,898)	$ 1,540	$ 200		$ 425	$ 1,740	
Investment gains (losses), net	22	36	130	11	12		(80)	23	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	24	33	24	24		158	48	
Other adjustments	88	51	69	40	89		179	129	
Income tax (expense) benefit related to above adjustments	(75)	(331)	350	(337)	(71)		(130)	(408)	
Non-recurring tax items	11	6	(118)	6	(58)		39	(52)	
Non-GAAP Operating earnings (1) (2)	$ 486	$ 693	$ 504	$ 509	$ 559		$ 969	$ 1,068	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended June 30, 2019 would have been 16.0%. For additional information on the impact to the measure, see the "Additional Information" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	6/30/2018	9/30/2018	Balances as of 12/31/2018	3/31/2019	6/30/2019
Assets					
Total investments	$ 76,828	$ 78,942	$ 81,333	$ 82,948	$ 86,901
Cash and cash equivalents	6,833	4,777	4,469	5,129	4,734
Cash and securities segregated, at fair value	1,289	1,263	1,170	1,262	1,110
Broker-dealer related receivables	2,276	2,224	2,209	2,122	2,156
Deferred policy acquisition costs	6,285	6,736	6,745	6,018	6,080
Goodwill and other intangible assets, net	4,802	4,791	4,780	4,769	4,776
Amounts due from reinsurers	4,954	4,909	4,895	4,850	4,740
GMIB reinsurance contract asset, at fair value	1,636	1,375	1,732	1,740	1,896
Current and deferred income taxes	52	321	—	—	—
Other assets	3,025	3,124	3,127	3,787	3,760
Separate Accounts assets	122,967	125,989	110,337	120,194	122,444
Total assets	$ 230,947	$ 234,451	$ 220,797	$ 232,819	$ 238,597
Liabilities					
Policyholders' account balances	$ 48,849	$ 50,066	$ 49,923	$ 52,197	$ 53,211
Future policy benefits and other policyholders' liabilities	29,298	29,504	30,998	31,462	32,381
Broker-dealer related payables	603	491	431	494	443
Securities sold under agreements to repurchase	1,850	1,900	573	—	—
Customers related payables	2,713	2,781	3,095	2,999	2,686
Amounts due to reinsurers	1,398	1,415	1,438	1,372	1,390
Short-term and long-term debt	4,922	4,806	4,955	4,949	4,852
Income taxes payable	—	—	68	482	689
Other liabilities	3,350	3,485	3,360	3,781	3,856
Separate Accounts liabilities	122,967	125,989	110,337	120,194	122,444
Total liabilities	215,950	220,437	205,178	217,930	221,952
Redeemable noncontrolling interest	146	143	187	207	257
Equity					
Common stock	5	5	5	5	5
Additional paid-in capital	2,068	2,026	1,908	1,881	1,901
Treasury shares	—	(56)	(640)	(1,234)	(1,232)
Retained earnings	12,601	12,031	13,989	13,004	13,293
Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)	(513)	876
Total equity attributable to Holdings	13,364	12,411	13,866	13,143	14,843
Noncontrolling interest	1,487	1,460	1,566	1,539	1,545
Total equity	14,851	13,871	15,432	14,682	16,388
Total liabilities, redeemable noncontrolling interest and equity	$ 230,947	$ 234,451	$ 220,797	$ 232,819	$ 238,597

6

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	6/30/2018	9/30/2018	Balances as of 12/31/2018	3/31/2019	6/30/2019
Short-term and long-term debt:					
Short-term debt					
AB commercial paper	$ 515	$ 398	$ 521	$ 540	$ 443
AB revolving credit facility	—	—	25	—	—
Total short-term debt	515	398	546	540	443
Total long-term debt	4,922	4,408	4,409	4,409	4,409
Total short-term and long-term debt: [A]	$ 5,437	$ 4,806	$ 4,955	$ 4,949	$ 4,852
Equity:					
Common stock	$ 5	$ 5	$ 5	$ 5	$ 5
Additional paid-in capital	2,068	2,026	1,908	1,881	1,901
Treasury stock, at cost	—	(56)	(640)	(1,234)	(1,232)
Retained earnings	12,601	12,031	13,989	13,004	13,293
Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)	(513)	876
Total equity attributable to Holdings	13,364	12,411	13,866	13,143	14,843
Noncontrolling interest	1,487	1,460	1,566	1,539	1,545
Total equity	$ 14,851	$ 13,871	$ 15,432	$ 14,682	$ 16,388
Total equity attributable to Holdings, ex. AOCI: [B]	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967
Capital:					
Total capitalization	$ 18,801	$ 17,217	$ 18,821	$ 18,092	$ 19,695
Total capitalization ex. AOCI: [A+B]	$ 20,111	$ 18,812	$ 20,217	$ 18,605	$ 18,819
Debt to capital:					
Debt to capital	26.9%	27.9%	26.3%	27.4%	24.6%
Debt to capital ex. AOCI	25.1%	25.5%	24.5%	26.6%	25.8%
Roll-forward of common shares outstanding (millions of shares):					
Beginning balance	561.0	561.0	558.5	528.9	491.0
Repurchases	—	(2.5)	(29.6)	(30.0)	—
Retirements	—	—	—	(8.1)	—
Issuances	—	—	—	0.2	0.1
Ending basic common shares outstanding	561.0	558.5	528.9	491.0	491.1
Total potentially dilutive shares	0.1	—	—	—	—
Ending common shares outstanding - maximum potential dilution	561.1	558.5	528.9	491.0	491.1

7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Three Months Ended June 30, 2019					
	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 524	$ 69	$ —	$ 530	$ 98	$ 1,221
Net investment income (loss)	280	150	15	248	132	825
Net derivative gains (losses)	87	(2)	(9)	1	(3)	74
Investment management, service fees and other income	182	50	842	64	73	1,211
Segment revenues	1,073	267	848	843	300	3,331
Benefits and other deductions						
Policyholders' benefits	291	1	—	419	186	897
Interest credited to policyholders' account balances	84	75	—	127	29	315
Commissions and distribution related payments	71	11	116	43	66	307
Amortization of deferred policy acquisition costs	75	10	—	50	2	137
Compensation, benefits and other operating costs and expenses	114	54	547	75	58	848
Interest expense and financing fees	—	—	3	—	59	62
Segment benefits and other deductions	635	151	666	714	400	2,566
Operating earnings (loss), before income taxes	438	116	182	129	(100)	765
Income Taxes	(79)	(21)	(33)	(23)	20	(136)
Operating earnings (loss), before noncontrolling interest	359	95	149	106	(80)	629
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	(1)	(70)
Operating earnings (loss)	$ 359	$ 95	$ 80	$ 106	$ (81)	$ 559

	Three Months Ended June 30, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 530	$ 70	$ —	$ 537	$ 102	$ 1,239
Net investment income (loss)	258	124	4	194	129	709
Net derivative gains (losses)	95	2	—	3	(5)	95
Investment Management, service fees and other income	191	49	838	56	66	1,200
Segment revenues	1,074	245	842	790	292	3,243
Benefits and other deductions						
Policyholders' benefits	305	—	—	419	182	906
Interest credited to policyholders' account balances	54	74	—	120	20	268
Commissions and distribution related payments	71	12	106	39	59	287
Amortization of deferred policy acquisition costs	50	6	—	133	(2)	187
Compensation, benefits and other operating costs and expenses	104	59	513	94	77	847
Interest Expense and Financing Fees	—	—	2	—	58	60
Segment benefits and other deductions	584	151	621	805	394	2,555
Operating earnings (loss), before income taxes	490	94	221	(15)	(102)	688
Income Taxes	(87)	(17)	(41)	3	17	(125)
Operating earnings (loss), before noncontrolling interest	403	77	180	(12)	(85)	563
Less: Operating (earnings) loss attributable to the noncontrolling interest	2	—	(83)	—	4	(77)
Operating earnings (loss)	$ 405	$ 77	$ 97	$ (12)	$ (81)	$ 486

Notes:

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Six Months Ended June 30, 2019					
Revenues						
Policy charges, fee income and premiums	$ 1,022	$ 134	$ —	$ 1,072	$ 207	$ 2,435
Net investment income (loss)	548	284	39	472	268	1,611
Net derivative gains (losses)	150	2	(29)	11	(5)	129
Investment Management, service fees and other income	360	98	1,618	119	142	2,337
Segment revenues	2,080	518	1,628	1,674	612	6,512
Benefits and other deductions						
Policyholders' benefits	535	1	—	871	370	1,777
Interest credited to policyholders' account balances	146	148	—	265	59	618
Commissions and distribution related payments	137	21	222	81	127	588
Amortization of deferred policy acquisition costs	158	22	—	100	(5)	275
Compensation, benefits and other operating costs and expenses	225	114	1,056	170	126	1,691
Interest expense and financing fees	—	—	7	—	111	118
Segment benefits and other deductions	1,201	306	1,285	1,487	788	5,067
Operating earnings (loss), before income taxes	879	212	343	187	(176)	1,445
Income Taxes	(150)	(36)	(62)	(32)	31	(249)
Operating earnings (loss), before noncontrolling interest	729	176	281	155	(145)	1,196
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(124)	—	(4)	(128)
Operating earnings (loss)	$ 729	$ 176	$ 157	$ 155	$ (149)	$ 1,068

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Six Months Ended June 30, 2018					
Revenues						
Policy charges, fee income and premiums	$ 1,059	$ 134	$ —	$ 1,077	$ 214	$ 2,484
Net investment income (loss)	486	255	7	414	242	1,404
Net derivative gains (losses)	(121)	1	2	2	1	(115)
Investment Management, service fees and other income	379	93	1,742	111	123	2,448
Segment revenues	1,803	483	1,751	1,604	580	6,221
Benefits and other deductions						
Policyholders' benefits	296	—	—	828	360	1,484
Interest credited to policyholders' account balances	113	144	—	242	40	539
Commissions and distribution related payments	143	22	216	71	126	578
Amortization of deferred policy acquisition costs	94	17	—	246	(7)	350
Compensation, benefits and other operating costs and expenses	210	113	1,075	190	158	1,746
Interest Expense and Financing Fees	—	—	4	—	102	106
Segment benefits and other deductions	856	296	1,295	1,577	779	4,803
Operating earnings (loss), before income taxes	947	187	456	27	(199)	1,418
Income Taxes	(174)	(34)	(68)	(4)	37	(243)
Operating earnings (loss), before noncontrolling interest	773	153	388	23	(162)	1,175
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(210)	—	4	(206)
Operating earnings (loss)	$ 773	$ 153	$ 178	$ 23	$ (158)	$ 969

Notes

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

9

Assets Under Management and Administration Balances as of (in billions USD, except for AXA Headcount) 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 Assets Under Management AB AUM Total AB $ 539.8 $ 550.4 $ 516.4 $ 554.7 $ 580.8 Exclusion for General Account and other Affiliated Accounts (57.8) (58.3) (61.5) (62.9) (66.8) Exclusion for Separate Accounts (32.9) (34.0) (32.4) (36.3) (37.0) AB third party $ 449.1 $ 458.1 $ 422.5 $ 455.5 $ 477.0 Total company AUM AB third party $ 449.1 $ 458.1 $ 422.5 $ 455.5 $ 477.0 General Account and other Affiliated Accounts 83.7 83.7 85.8 88.1 91.6 Separate Accounts 123.0 126.0 110.3 120.2 122.4 Total AUM $ 655.8 $ 667.8 $ 618.6 $ 663.8 $ 691.1 Total Assets Under Administration (AUA) (1) $ 45.9 $ 47.8 $ 43.9 $ 47.8 $ 50.1 AXA Advisor Headcount Total Number of AXA Advisors (2) 4,576 4,544 4,722 4,410 4,360 Notes: (1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other. (2) Increased qualification requirements for retired advisors in the first quarter of 2019 resulting in a reduction of 233 advisors. 10

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	For the Three Months Ended 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended 6/30/2018	6/30/2019	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 2,093	12.5 %	$ 3,480	$ 3,972	14.1 %
Renewal premium and deposits	78	82	80	95	92	18.4 %	165	187	13.6 %
Total Gross Premiums	$ 1,939	$ 1,979	$ 2,011	$ 1,974	$ 2,185	12.7 %	$ 3,645	$ 4,159	14.1 %
Group Retirement									
First year premiums and deposits	$ 351	$ 344	$ 390	$ 329	$ 358	1.8 %	$ 694	$ 687	(1.0)%
Renewal premium and deposits	534	400	527	511	552	3.4 %	1,028	1,063	3.4 %
Total Gross Premiums	$ 885	$ 744	$ 917	$ 840	$ 910	2.8 %	$ 1,722	$ 1,750	1.6 %
Protection Solutions									
First year premiums and deposits	$ 125	$ 105	$ 119	$ 111	$ 113	(9.8)%	$ 227	$ 224	(1.5)%
Renewal premium and deposits	642	632	651	675	633	(1.3)%	1,294	1,309	1.1 %
Total Gross Premiums	$ 767	$ 737	$ 770	$ 786	$ 746	(2.7)%	$ 1,521	$ 1,532	0.7 %
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional (3)	$ 3.9	$ 3.7	$ 3.4	$ 3.4	$ 5.5	41.0 %	$ 18.7	$ 8.8	(52.9)%
Retail	11.6	12.6	15.1	16.4	18.8	62.1 %	26.5	35.2	32.8 %
Private Wealth Management	3.5	3.0	2.6	3.3	3.0	(14.3)%	7.9	6.3	(20.3)%
Firmwide Gross Sales (3)	$ 19.0	$ 19.3	$ 21.1	$ 23.1	$ 27.3	43.7 %	$ 53.1	$ 50.3	(5.3)%
Gross sales by investment service									
Equity Active	$ 8.6	$ 8.7	$ 8.3	$ 7.9	$ 8.8	2.3 %	$ 19.5	16.7	(14.4)%
Equity Passive (1) (3)	1.1	(0.1)	3.1	—	—	(100.0)%	1.1	(0.1)	(109.1)%
Fixed Income - Taxable	5.2	7.3	6.6	11.5	13.1	151.9 %	13.7	24.6	79.6 %
Fixed Income - Tax-Exempt	1.9	2.0	1.7	2.6	2.6	36.8 %	4.2	5.2	23.8 %
Fixed Income Passive (1)	—	—	—	—	0.1	100.0 %	—	0.1	100.0 %
Other (2) (3)	2.2	1.4	1.4	1.1	2.8	27.3 %	14.6	3.8	(74.0)%
Firmwide Gross Sales (3)	$ 19.0	$ 19.3	$ 21.1	$ 23.1	$ 27.3	43.7 %	$ 53.1	$ 50.3	(5.3)%

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for six months ended June 30, 2019 due to rounding.

11

Business Segments: Operating Earnings Results and Metrics 12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended or As of 6/30/2018	6/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 530	$ 560	$ 505	$ 498	$ 524	(1.1)%	$ 1,059	$ 1,022	(3.5)%
Net investment income (loss)	258	247	248	268	280	8.5 %	486	548	12.8 %
Net derivative gains (losses)	95	69	249	63	87	(8.4)%	(121)	150	224.0 %
Investment management, service fees and other income	191	194	179	178	182	(4.7)%	379	360	(5.0)%
Segment revenues	1,074	1,070	1,181	1,007	1,073	(0.1)%	1,803	2,080	15.4 %
Benefits and other deductions									
Policyholders' benefits	305	312	465	244	291	(4.6)%	296	535	80.7 %
Interest credited to policyholders' account balances	54	63	53	62	84	55.6 %	113	146	29.2 %
Commissions and distribution-related payments	71	78	70	66	71	— %	143	137	(4.2)%
Amortization of deferred policy acquisition costs	50	5	87	83	75	50.0 %	94	158	68.1 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	104	103	102	111	114	9.6 %	210	225	7.1 %
Segment benefits and other deductions	584	561	777	566	635	8.7 %	856	1,201	40.3 %
Operating earnings (loss), before income taxes	490	509	404	441	438	(10.6)%	947	879	(7.2)%
Income taxes	(87)	(75)	(56)	(71)	(79)	9.2 %	(174)	(150)	13.8 %
Operating earnings (loss), before noncontrolling interest	403	434	348	370	359	(10.9)%	773	729	(5.7)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	2	—	—	—	—	(100.0)%	—	—	— %
Operating earnings (loss) (2)	$ 405	$ 434	$ 348	$ 370	$ 359	(11.4)%	$ 773	$ 729	(5.7)%
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 1,507	$ 1,615	$ 1,555	$ 1,557	$ 1,511	0.3 %	$ 1,507	$ 1,511	0.3 %
Average capital - TTM: [B]	$ 7,237	$ 7,043	$ 6,921	$ 6,881	$ 6,917	(4.4)%	$ 7,237	$ 6,917	(4.4)%
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	20.8%	22.9%	22.5%	22.6%	21.8%		20.8%	21.8%	
Average Account Value	$ 102,451	$ 104,429	$ 100,166	$ 98,543	$ 103,402	0.9 %	$ 103,268	$ 99,448	(3.7)%
Return on assets	1.87%	1.88%	1.86%	1.87%	1.73%		1.86%	1.80%	
Net flows									
Current Product Offering	$ 867	$ 749	$ 718	$ 841	$ 845	(2.6)%	$ 1,446	$ 1,686	16.5 %
Fixed Rate	(1,016)	(1,007)	(1,047)	(929)	(937)	7.8 %	(2,057)	(1,866)	9.3 %
Net flows	$ (149)	$ (258)	$ (329)	$ (88)	$ (92)	38.0 %	$ (611)	$ (180)	70.5 %
First year premiums and deposits	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 2,093	12.5 %	$ 3,480	$ 3,972	14.1 %
In-force Policy Count by Product (in thousands):									
Fixed rate	386	380	376	370	365		386	365	
Current product offering	526	529	534	537	542		526	542	
Total	912	909	910	907	907		912	907	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Operating earnings for the three and six months ended June 30, 2018 for the Individual Retirement segment would have been $392 million and $719 million and Non-GAAP Operating ROC for the trailing twelve months ended June 30, 2019 would have been 22.0%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

13

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Six Months Ended or As of	
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	6/30/2018	6/30/2019
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 999	$ 1,064	$ 1,088	$ 1,106	$ 1,302	$ 1,774	$ 2,408
Retirement Cornerstone	625	607	620	583	543	1,252	1,126
Investment Edge	138	133	134	110	152	270	262
Other	99	93	89	80	96	184	176
Total First Year Premiums	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 3,480	$ 3,972
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,234	$ 1,209	$ 1,194	$ 1,239	$ 1,433	$ 2,237	$ 2,672
ROP death benefit only	80	161	177	119	165	158	284
Total non-GMxB & ROP death benefit only	1,314	1,370	1,371	1,358	1,598	2,395	2,956
Floating rate GMxB	537	519	543	511	479	1,062	990
Fixed rate GMxB	10	8	17	10	16	23	26
Total First Year Premiums	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 2,093	$ 3,480	$ 3,972
Account Values							
General Account:							
Balance as of beginning of period	$ 19,479	$ 20,470	$ 21,403	$ 20,631	$ 22,677	$ 19,059	$ 20,631
Gross premiums	1,138	1,045	1,069	1,177	1,268	1,931	2,445
Surrenders, withdrawals and benefits	(452)	(515)	(577)	(473)	(501)	(913)	(974)
Net flows	686	530	492	704	767	1,018	1,471
Investment performance, interest credited and policy charges	305	403	(1,264)	1,342	469	393	1,811
Transfer to Corp & Other	—	—	—	—	(458)	—	(458)
Balance as of end of period	$ 20,470	$ 21,403	$ 20,631	$ 22,677	$ 23,455	$ 20,470	$ 23,455
Separate Accounts:							
Balance as of beginning of period	$ 82,310	$ 82,643	$ 84,341	$ 73,958	$ 79,821	$ 84,364	$ 73,958
Gross premiums	918	946	991	861	905	1,911	1,766
Surrenders, withdrawals and benefits	(1,753)	(1,734)	(1,812)	(1,653)	(1,764)	(3,540)	(3,417)
Net flows	(835)	(788)	(821)	(792)	(859)	(1,629)	(1,651)
Investment performance, interest credited and policy charges	1,168	2,486	(9,562)	6,655	1,890	(92)	8,545
Transfer to Corp & Other	—	—	—	—	—	—	—
Balance as of end of period	$ 82,643	$ 84,341	$ 73,958	$ 79,821	$ 80,852	$ 82,643	$ 80,852
Total:							
Balance as of beginning of period	$ 101,789	$ 103,113	$ 105,744	$ 94,589	$ 102,498	$ 103,423	$ 94,589
Gross premiums (1)	2,056	1,991	2,060	2,038	2,173	3,842	4,211
Surrenders, withdrawals and benefits	(2,205)	(2,249)	(2,389)	(2,126)	(2,265)	(4,453)	(4,391)
Net flows	(149)	(258)	(329)	(88)	(92)	(611)	(180)
Investment performance, interest credited and policy charges	1,473	2,889	(10,826)	7,997	2,359	301	10,356
Transfer to Corp & Other	—	—	—	—	(458)	—	(458)
Balance as of end of period	$ 103,113	$ 105,744	$ 94,589	$ 102,498	$ 104,307	$ 103,113	$ 104,307
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 5,961	$ 5,508	$ 8,572	$ 7,791	$ 8,577	$ 5,961	$ 8,577
Total GMDB NAR	18,087	17,584	23,273	20,048	19,697	18,087	19,697
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 6,429	$ 6,391	$ 7,349	$ 7,846	$ 8,481	$ 6,429	$ 8,481
GMDB Reserves	4,004	4,412	4,545	4,560	4,606	4,004	4,606
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 10,433	$ 10,803	$ 11,894	$ 12,406	$ 13,087	$ 10,433	$ 13,087

Notes:

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended or As of 6/30/2018	6/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 70	$ 70	$ 67	$ 65	$ 69	(1.4)%	$ 134	$ 134	— %
Net investment income (loss)	124	140	157	134	150	21.0 %	255	284	11.4 %
Net derivative gains (losses)	2	—	1	4	(2)	(200.0)%	1	2	100.0 %
Investment management, service fees and other income	49	52	49	48	50	2.0 %	93	98	5.4 %
Segment revenues	245	262	274	251	267	9.0 %	483	518	7.2 %
Benefits and other deductions									
Policyholder benefits	—	3	1	—	1	100.0 %	—	1	100.0 %
Interest credited to policyholders' account balances	74	72	74	73	75	1.4 %	144	148	2.8 %
Commissions and distribution-related payments	12	8	12	10	11	(8.3)%	22	21	(4.5)%
Amortization of deferred policy acquisition costs	6	(35)	11	12	10	66.7 %	17	22	29.4 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	59	56	56	60	54	(8.5)%	113	114	0.9 %
Segment benefits and other deductions	151	104	154	155	151	— %	296	306	3.4 %
Operating earnings (loss), before income taxes	94	158	120	96	116	23.4 %	187	212	13.4 %
Income taxes	(17)	(24)	(18)	(15)	(21)	(23.5)%	(34)	(36)	(5.9)%
Operating earnings (loss), before noncontrolling interest	77	134	102	81	95	23.4 %	153	176	15.0 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 77	$ 134	$ 102	$ 81	$ 95	23.4 %	$ 153	$ 176	15.0 %
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 328	$ 377	$ 389	$ 394	$ 412	N/M	$ 328	$ 412	25.6 %
Average capital - TTM: [B]	$ 1,194	$ 1,210	$ 1,227	$ 1,256	$ 1,285	N/M	$ 1,194	$ 1,285	7.6 %
Non-GAAP Operating ROC - TTM (1): [A/B]	27.5%	31.2%	31.7%	31.3%	32.1%		27.5%	32.1%	
Average Account Value	$ 34,284	$ 35,113	$ 33,989	$ 33,739	$ 35,567	3.7 %	$ 34,278	$ 34,229	(0.1)%
Return on assets	1.19%	1.27%	1.37%	1.39%	1.38%		1.19%	1.43%	
Net flows	$ 151	$ (100)	$ (56)	$ 107	$ 164	8.4 %	$ 252	$ 271	7.4 %
Gross premiums	$ 885	$ 744	$ 917	$ 840	$ 910	2.8 %	$ 1,722	$ 1,750	1.6 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

15

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	For the Six Months Ended or As of 6/30/2018	6/30/2019
Sales Metrics							
Gross premiums:							
First-year premiums	$ 351	$ 344	$ 390	$ 329	$ 358	$ 694	$ 687
Renewal premiums	534	400	527	511	552	1,028	1,063
Group Retirement premiums	$ 885	$ 744	$ 917	$ 840	$ 910	$ 1,722	$ 1,750
Gross premiums by market:							
Tax-exempt	$ 212	$ 225	$ 267	$ 198	$ 223	$ 419	$ 421
Corporate	133	111	113	123	122	255	245
Other	6	8	10	8	13	20	21
Total First Year Premiums	351	344	390	329	358	694	687
Tax-exempt	399	286	408	376	420	756	796
Corporate	82	77	76	87	82	166	169
Other	53	37	43	48	50	106	98
Total renewal premiums	534	400	527	511	552	1,028	1,063
Group Retirement premiums by market	$ 885	$ 744	$ 917	$ 840	$ 910	$ 1,722	$ 1,750
Account Values							
General Account:							
Balance as of beginning of period	$ 11,393	$ 11,502	$ 11,587	$ 11,619	$ 11,752	$ 11,319	$ 11,619
Gross premiums	283	290	339	305	321	542	626
Surrenders, withdrawals and benefits	(248)	(284)	(355)	(267)	(264)	(502)	(531)
Net flows	35	6	(16)	38	57	40	95
Investment performance, interest credited and policy charges	74	79	48	95	83	143	178
Balance as of end of period	$ 11,502	$ 11,587	$ 11,619	$ 11,752	$ 11,892	$ 11,502	$ 11,892
Separate Accounts:							
Balance as of beginning of period	$ 22,525	$ 23,147	$ 23,989	$ 20,782	$ 23,325	$ 22,587	$ 20,782
Gross premiums	602	454	578	535	589	1,180	1,124
Surrenders, withdrawals and benefits	(486)	(560)	(618)	(466)	(482)	(968)	(948)
Net flows	116	(106)	(40)	69	107	212	176
Investment performance, interest credited and policy charges	506	948	(3,167)	2,474	733	348	3,207
Balance as of end of period	$ 23,147	$ 23,989	$ 20,782	$ 23,325	$ 24,165	$ 23,147	$ 24,165
Total:							
Balance as of beginning of period	$ 33,918	$ 34,649	$ 35,576	$ 32,401	$ 35,077	$ 33,906	$ 32,401
Gross premiums	885	744	917	840	910	1,722	1,750
Surrenders, withdrawals and benefits	(734)	(844)	(973)	(733)	(746)	(1,470)	(1,479)
Net flows	151	(100)	(56)	107	164	252	271
Investment performance, interest credited and policy charges	580	1,027	(3,119)	2,569	816	491	3,385
Balance as of end of period	$ 34,649	$ 35,576	$ 32,401	$ 35,077	$ 36,057	$ 34,649	$ 36,057

16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	6/30/2018	6/30/2019	Change
	For the Three Months Ended or As of						For the Six Months Ended or As of		
Revenues									
Net investment income (loss)	$ 4	$ 7	$ (24)	$ 24	$ 15	275.0 %	$ 7	$ 39	457.1 %
Net derivative gains (losses)	—	(6)	16	(20)	(9)	(100.0)%	2	(29)	N/M
Investment management, service fees and other income	838	850	817	776	842	0.5 %	1,742	1,618	(7.1)%
Segment Revenues	842	851	809	780	848	0.7 %	1,751	1,628	(7.0)%
Benefits and other deductions									
Commissions and distribution related payments	106	107	104	106	116	9.4 %	216	222	2.8 %
Compensation, benefits and other operating costs and expenses	513	540	500	509	547	6.6 %	1,075	1,056	(1.8)%
Interest Expense and Financing Fees	2	2	2	4	3	50.0 %	4	7	75.0 %
Total benefits and other deductions	621	649	606	619	666	7.2 %	1,295	1,285	(0.8)%
Operating earnings (loss), before income taxes	221	202	203	161	182	(17.6)%	456	343	(24.8)%
Income taxes	(41)	(30)	(24)	(29)	(33)	19.5 %	(68)	(62)	8.8 %
Operating earnings (loss), before noncontrolling interest	180	172	179	132	149	(17.2)%	388	281	(27.6)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(83)	(76)	(72)	(55)	(69)	16.9 %	(210)	(124)	41.0 %
Operating earnings (loss)	$ 97	$ 96	$ 107	$ 77	$ 80	(17.5)%	$ 178	$ 157	(11.8)%
Summary Metrics									
Adjusted operating margin (1)	27.3%	29.7%	29.3%	24.1%	25.1%		28.8%	24.7%	
Net flows (in billions USD)	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ 9.5		$ (10.1)	$ 10.6	
Total AUM (in billions USD)	$ 539.8	$ 550.4	$ 516.4	$ 554.7	$ 580.8		$ 539.8	$ 580.8	
Ownership Structure of AB									
Holdings and its subsidiaries	63.3%	63.7%	63.6%	64.0%	63.7%		63.3%	63.7%	
AB Holding	35.9%	35.5%	35.6%	35.2%	35.6%		35.9%	35.6%	
Unaffiliated holders	0.8%	0.8%	0.8%	0.8%	0.7%		0.8%	0.7%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
EQH economic interest	64.7%	65.1%	65.2%	65.6%	65.2%		64.7%	65.2%	
EQH average economic interest	58.6%	65.0%	65.3%	65.6%	65.2%		52.4%	65.4%	
Units of limited partnership outstanding (in millions)	270.2	268.6	268.9	267.2	268.8		270.2	268.8	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

17

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	For the Three Months Ended or As of				
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019
AUM Roll-forward					
Balance as of beginning of period	$ 549.5	$ 539.8	$ 550.4	$ 516.4	$ 554.7
Sales/new accounts	19.0	19.3	21.2	23.1	27.3
Redemptions/terminations	(23.3)	(13.3)	(19.7)	(18.2)	(16.1)
Cash flow/unreinvested dividends	(3.4)	(4.7)	(0.7)	(3.8)	(1.7)
Net long-term (outflows) inflows	(7.7)	1.3	0.8	1.1	9.5
Adjustments (1)	—	—	—	—	(0.9)
Market appreciation (depreciation)	(2.0)	9.3	(34.8)	37.2	17.5
Net change	(9.7)	10.6	(34.0)	38.3	26.1
Balance as of end of period	$ 539.8	$ 550.4	$ 516.4	$ 554.7	$ 580.8
Ending Assets by distribution channel					
Institutions	$ 254.4	$ 257.0	$ 246.3	$ 256.6	$ 269.1
Retail	190.3	196.3	180.8	201.9	214.5
Private Wealth Management	95.1	97.1	89.3	96.2	97.2
Total	$ 539.8	$ 550.4	$ 516.4	$ 554.7	$ 580.8
Ending Assets by investment service					
Equity					
Actively Managed	$ 147.2	$ 155.9	$ 136.2	$ 155.1	$ 161.8
Passively Managed (2)	53.8	56.0	50.2	55.8	57.4
Total Equity	$ 201.0	$ 211.9	$ 186.4	$ 210.9	$ 219.2
Fixed Income					
Actively Managed	$ 267.5	$ 266.8	$ 261.4	$ 271.0	$ 285.1
Passively Managed (2)	10.1	9.9	9.4	9.3	9.5
Total Fixed Income	277.6	276.7	270.8	280.3	294.6
Total Other (3)	61.2	61.8	59.2	63.5	67.0
Total	$ 539.8	$ 550.4	$ 516.4	$ 554.7	$ 580.8

Notes:

(1) Approximately $900 million of non-investment management fee earning taxable and tax-exempt money market assets were removed from assets under management during the second quarter of 2019.

(2) Includes index and enhanced index services.

(3) Includes certain multi-asset solutions and services and certain alternative investments.

18

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	For the Three Months Ended 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	For the Six Months Ended 6/30/2018	6/30/2019
Net Flows by Distribution Channel							
Institutions							
US	$ (0.7)	$ (1.2)	$ 3.7	$ (3.1)	$ 1.0	$ (6.3)	$ (2.1)
Global and Non-US	(7.3)	1.0	(2.7)	(1.6)	3.2	(4.5)	1.6
Total Institutions	$ (8.0)	$ (0.2)	$ 1.0	$ (4.7)	$ 4.2	$ (10.8)	$ (0.5)
Retail							
US	$ 1.0	$ 2.6	$ 2.9	$ 1.7	$ 0.5	$ 1.2	$ 2.2
Global and Non-US	(1.6)	(1.4)	(2.2)	3.6	5.4	(3.1)	9.0
Total Retail	$ (0.6)	$ 1.2	$ 0.7	$ 5.3	$ 5.9	$ (1.9)	$ 11.2
Private Wealth							
US	$ 0.2	$ (0.2)	$ (0.8)	$ 0.1	$ (0.5)	$ 1.0	$ (0.4)
Global and Non-US	0.7	0.5	(0.1)	0.4	(0.1)	1.6	0.3
Total Private Wealth	$ 0.9	$ 0.3	$ (0.9)	$ 0.5	$ (0.6)	$ 2.6	$ (0.1)
Total Net Flows by Distribution Channel	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ (10.1)	$ 10.6
Net Flows by Investment Service							
Equity Active							
US (3)	$ 1.2	$ 1.3	$ 1.6	$ (0.1)	$ 0.5	$ (0.3)	$ 0.5
Global and Non-US (3)	2.2	1.6	—	1.1	0.5	6.6	1.5
Total Equity Active	$ 3.4	$ 2.9	$ 1.6	$ 1.0	$ 1.0	$ 6.3	$ 2.0
Equity Passive (1)							
US (3)	$ 0.1	$ (1.1)	$ 2.7	$ (0.7)	$ (0.5)	$ (1.0)	$ (1.3)
Global and Non-US (3)	0.2	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.1)
Total Equity Passive (1)	$ 0.3	$ (1.2)	$ 2.3	$ (0.8)	$ (0.6)	$ (1.2)	$ (1.4)
Fixed Income - Taxable							
US	$ (1.8)	$ 0.5	$ 2.6	$ (2.1)	$ 0.9	$ (6.2)	$ (1.2)
Global and Non-US (3)	(4.1)	(1.0)	(6.0)	1.4	6.0	(9.3)	7.3
Total Fixed Income - Taxable (3)	$ (5.9)	$ (0.5)	$ (3.4)	$ (0.7)	$ 6.9	$ (15.5)	$ 6.1
Fixed Income - Tax-Exempt							
US	$ 0.3	$ 0.4	$ (0.8)	$ 0.9	$ 0.1	$ 1.1	$ 1.0
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Taxable	$ 0.3	$ 0.4	$ (0.8)	$ 0.9	$ 0.1	$ 1.1	$ 1.0
Fixed Income - Passive (1)							
US (3)	$ 0.2	$ —	$ (0.3)	$ (0.1)	$ (0.1)	$ 0.3	$ (0.1)
Global and Non-US	—	(0.1)	(0.1)	(0.3)	(0.1)	—	(0.4)
Total Fixed Income - Passive (1) (3)	$ 0.2	$ (0.1)	$ (0.4)	$ (0.4)	$ (0.2)	$ 0.3	$ (0.5)
Other (2)							
US (3)	$ 0.6	$ 0.1	$ —	$ 0.8	$ 0.1	$ 2.1	$ 1.0
Global and Non-US (3)	(6.6)	(0.3)	1.5	0.3	2.2	(3.2)	2.4
Total Other (2)	$ (6.0)	$ (0.2)	$ 1.5	$ 1.1	$ 2.3	$ (1.1)	$ 3.4
Total Net Flows by Investment Service	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ (10.1)	$ 10.6
Active vs. Passive Net Flows							
Actively Managed							
Equity	$ 3.4	$ 2.9	$ 1.6	$ 1.0	$ 1.0	$ 6.3	$ 2.0
Fixed Income (3)	(5.6)	(0.1)	(4.2)	0.2	7.0	(14.4)	7.1
Other (2)	(6.0)	(0.3)	1.4	1.0	2.2	(1.2)	3.2
Total (3)	$ (8.2)	$ 2.5	$ (1.2)	$ 2.2	$ 10.2	$ (9.3)	$ 12.3
Passively Managed (1)							
Equity	$ 0.3	$ (1.2)	$ 2.3	$ (0.8)	$ (0.6)	$ (1.2)	$ (1.4)
Fixed Income (3)	0.2	-0.1	(0.4)	(0.4)	(0.2)	0.3	(0.5)
Other (2)	0.0	0.1	0.1	0.1	0.1	0.1	0.2
Total (3)	$ 0.5	$ (1.2)	$ 2.0	$ (1.1)	$ (0.7)	$ (0.8)	$ (1.7)
Total Active vs Passive Net Flows	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ 9.5	$ (10.1)	$ 10.6

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

(3) AB line item does not cross foot for the six months ended June 30, 2019 due to rounding.

19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	Change	For the Six Months Ended or As of 6/30/2018	6/30/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 537	$ 485	$ 541	$ 542	$ 530	(1.3)%	$ 1,077	$ 1,072	(0.5)%
Net investment income (loss)	194	233	254	224	248	27.8 %	414	472	14.0 %
Net derivative gains (losses)	3	2	1	10	1	(66.7)%	2	11	450.0 %
Investment management, service fees and other income	56	55	57	55	64	14.3 %	111	119	7.2 %
Segment revenues	790	775	853	831	843	6.7 %	1,604	1,674	4.4 %
Benefits and other deductions									
Policyholders' benefits	419	515	484	452	419	— %	828	871	5.2 %
Interest credited to policyholders' account balances	120	117	122	138	127	5.8 %	242	265	9.5 %
Commissions and distribution-related payments	39	30	41	38	43	10.3 %	71	81	14.1 %
Amortization of deferred policy acquisition costs	133	(141)	61	50	50	(62.4)%	246	100	(59.3)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	94	89	101	95	75	(20.2)%	190	170	(10.5)%
Segment benefits and other deductions	805	610	809	773	714	(11.3)%	1,577	1,487	(5.7)%
Operating earnings (loss), before income taxes	(15)	165	44	58	129	960.0 %	27	187	592.6 %
Income taxes	3	(28)	(7)	(9)	(23)	(866.7)%	(4)	(32)	(700.0)%
Operating earnings (loss), before noncontrolling interest	(12)	137	37	49	106	983.3 %	23	155	573.9 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ (12)	$ 137	$ 37	$ 49	$ 106	983.3 %	$ 23	$ 155	573.9 %
Summary Metrics									
Operating earnings (loss) - TTM (2): [A]	$ 109	$ 249	$ 197	$ 211	$ 329	N/M	$ 109	$ 329	N/M
Average capital - TTM: [B]	$ 2,577	$ 2,605	$ 2,656	$ 2,762	$ 2,870	N/M	$ 2,577	$ 2,870	N/M
Non-GAAP Operating ROC - TTM (1) (2): [A/B]	4.2%	9.6%	7.4%	7.6%	11.5%		4.2%	11.5%	
Benefit ratio	68.2%	81.5%	71.0%	71.0%	64.8%		66.7%	67.9%	
Gross written premiums	$ 767	$ 737	$ 770	$ 786	$ 746	(2.7)%	$ 1,521	$ 1,532	0.7 %
Annualized premiums	$ 67	$ 56	$ 67	$ 64	$ 63	(6.0)%	$ 123	$ 127	3.3 %
Total in-force face amount (in billions USD)	$ 444.0	$ 443.0	$ 442.4	$ 442.7	$ 442.7	(0.3)%	$ 444.0	$ 442.7	(0.3)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes after tax impact of certain one-time items between Q4 2017 and Q3 2018. For Q4 2017 the impact of one-time items excluded from Protection Solutions operating earnings is $535 million pre-tax and $359 million after tax, assuming a tax rate of 33%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

20

Protection Solutions - Select Operating Metrics For the Three Months Ended or As of For the Six Months Ended or As of (in millions USD, unless otherwise indicated) 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 6/30/2018 6/30/2019 Sales Metrics First Year Premiums by Product Line: Universal Life $ 1 $ 1 $ — $ — $ — $ 2 $ 1 Indexed Universal Life 65 51 52 46 50 113 95 Variable Universal Life 43 40 54 47 42 82 89 Term 5 5 5 5 5 9 10 Employee Benefits 11 8 7 13 15 21 28 Other (1) — — 1 — — — — Total $ 125 $ 105 $ 119 $ 111 $ 113 $ 227 $ 224 Renewals by Product Line: Universal Life $ 230 $ 237 $ 231 $ 225 $ 218 $ 450 $ 443 Indexed Universal Life 56 55 58 70 59 111 129 Variable Universal Life 225 213 224 241 222 467 464 Term 122 114 121 121 117 248 238 Employee Benefits 4 7 10 12 12 7 24 Other (1) 5 6 7 6 5 11 11 Total 642 632 651 675 633 1,294 1,309 Total Gross Premiums $ 767 $ 737 $ 770 $ 786 $ 746 $ 1,521 $ 1,532 In-force Metrics In-force Face Amount by Product (2) (in billions): Universal Life (3) $ 58.0 $ 57.0 $ 55.9 $ 55.1 $ 54.5 $ 58.0 $ 54.5 Indexed Universal Life 22.0 22.0 22.9 23.6 24.3 22.0 24.3 Variable Universal Life (4) 128.0 128.0 127.3 127.4 127.1 128.0 127.1 Term 234.0 234.0 234.9 235.1 235.4 234.0 235.4 Whole Life 2.0 2.0 1.4 1.5 1.4 2.0 1.4 Total $ 444.0 $ 443.0 $ 442.4 $ 442.7 $ 442.7 $ 444.0 $ 442.7 In-force Policy Count by Product (2) (in thousands): Universal Life (3) 181 180 177 174 173 181 173 Indexed Universal Life 48 50 52 53 54 48 54 Variable Universal Life (4) 312 309 307 305 302 312 302 Term 336 335 333 331 329 336 329 Whole Life 19 19 19 19 18 19 18 Total 896 893 888 882 876 896 876 Protection Solutions Reserves General Account $ 17,407 $ 17,564 $ 17,562 $ 17,731 $ 17,716 $ 17,407 $ 17,716 Separate Accounts 12,597 13,055 11,393 12,572 12,903 12,597 12,903 Total $ 30,004 $ 30,619 $ 28,955 $ 30,303 $ 30,619 $ 30,004 $ 30,619 Notes: (1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed. (2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies. (3) Universal Life includes Guaranteed Universal Life. (4) Variable Universal Life includes variable life insurance and corporate-owned life insurance. 21

Investments 22

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	December 31, 2018		June 30, 2019	
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio				
Fixed maturities, available-for-sale, at fair value	$ 46,279	53.9%	$ 57,572	62.8%
Mortgage loans on real estate	11,835	13.8%	12,288	13.4%
Policy loans	3,779	4.4%	3,740	4.1%
Real estate held for the production of income	52	0.1%	48	0.1%
Other equity investments	1,334	1.6%	1,309	1.4%
Other invested assets	2,037	2.4%	2,298	2.5%
Subtotal investment assets	65,316	76.1%	77,255	84.3%
Trading securities	16,017	18.7%	9,646	10.5%
Total investments	81,333	94.8%	86,901	94.8%
Cash and cash equivalents	4,469	5.2%	4,734	5.2%
Total	$ 85,802	100.0%	$ 91,635	100.0%
General Account Fixed maturities by industry (Based on amortized cost)				
Corporate securities:				
Finance	$ 6,343	13.7%	$ 10,231	18.8%
Manufacturing	9,123	19.6%	11,149	20.5%
Utilities	4,413	9.5%	4,603	8.5%
Services	4,317	9.3%	5,694	10.5%
Energy	2,347	5.1%	3,130	5.8%
Retail and wholesale	2,163	4.7%	2,849	5.2%
Transportation	1,357	2.9%	1,651	3.0%
Other	171	0.4%	169	0.3%
Total corporate securities	30,234	65.1%	39,476	72.7%
U.S. government and agency	13,989	30.1%	12,633	23.3%
Residential mortgage-backed (2)	225	0.5%	208	0.4%
Preferred stock	448	1.0%	419	0.8%
State & municipal	415	0.9%	495	0.9%
Foreign governments	524	1.1%	467	0.9%
Asset-backed securities	612	1.3%	617	1.1%
Total	$ 46,447	100.0%	$ 54,315	100.0%
General Account Fixed maturities credit quality (3) (Based on amortized cost)				
Aaa, Aa, A (NAIC Designation 1)	$ 30,805	66.3%	$ 36,232	66.7%
Baa (NAIC Designation 2)	14,541	31.3%	16,828	31.0%
Investment grade	45,346	97.6%	53,060	97.7%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,101	2.4%	1,255	2.3%
Total	$ 46,447	100.0%	$ 54,315	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.

(2) Includes publicly traded agency pass-through securities and collateralized obligations.

(3) Credit quality based on NAIC rating.

23

Consolidated Results of General Account Investment Portfolio

(in millions USD, unless otherwise indicated)	For the Six Months Ended or As of				Year Ended or As of	
	June 30, 2018		June 30, 2019		December 31, 2018	
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:						
Income (loss)	3.82 %	$ 852	3.82 %	$ 951	3.86 %	$ 1,732
Ending assets		44,154		54,315		46,447
Mortgages:						
Income (loss)	4.18 %	238	4.34 %	262	4.26 %	494
Ending assets		11,808		12,288		11,835
Real Estate Held for Production of Income:						
Income (loss)	(3.00)%	(5)	(1.78)%	(1)	(5.29)%	(6)
Ending assets		53		48		52
Other Equity Investments:						
Income (loss)	9.56 %	62	7.01 %	47	10.08 %	133
Ending assets		1,311		1,334		1,354
Policy Loans:						
Income	5.70 %	108	5.53 %	104	5.71 %	215
Ending assets		3,739		3,740		3,779
Cash and Short-term Investments:						
Income	0.68 %	16	0.49 %	8	0.49 %	21
Ending assets		5,763		3,296		3,332
Repurchase and Funding Agreements:						
Interest expense and other		(49)		(49)		(104)
Ending (liabilities)		(4,843)		(4,001)		(4,561)
Total invested Assets:						
Income	3.99 %	1,222	3.99 %	1,322	4.06 %	2,485
Ending assets		61,985		71,020		62,238
Short Duration Fixed Maturities:						
Income (loss)	2.32 %	147	3.02 %	181	2.49 %	333
Ending assets		13,247		8,797		14,818
Total Net Investment Income:						
Investment income	3.71 %	1,369	3.85 %	1,503	3.78 %	2,818
Less: investment fees	(0.08)%	(29)	(0.08)%	(32)	(0.08)%	(62)
Investment income, net	3.63 %	$ 1,340	3.77 %	$ 1,471	3.70 %	$ 2,756
General Account Ending Net Assets		$ 75,232		$ 79,817		$ 77,056
Operating Earnings adjustments:						
Repurchase and Funding Agreements interest expense		49		49		104
AB and other non-General Account investment income		15		91		2
Operating Net investment income (loss)		$ 1,404		$ 1,611		$ 2,862

Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

24

Additional Information 25

Deferred Policy Acquisition Costs Rollforward

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Six Months Ended or As of	
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	6/30/2018	6/30/2019
TOTAL							
Beginning balance	$ 6,245	$ 6,285	$ 6,736	$ 6,745	$ 6,018	$ 5,919	$ 6,745
Capitalization of commissions, sales and issue expenses	170	180	190	173	189	332	362
Amortization	(186)	183	(159)	(198)	(176)	(357)	(375)
Change in unrealized investment gains and losses	56	88	(22)	(702)	49	391	(652)
Ending balance	$ 6,285	$ 6,736	$ 6,745	$ 6,018	$ 6,080	$ 6,285	$ 6,080
Individual Retirement							
Beginning balance	$ 3,039	$ 3,089	$ 3,171	$ 3,229	$ 3,212	$ 2,988	$ 3,229
Capitalization of commissions, sales and issue expenses	97	107	113	100	116	188	216
Amortization	(49)	(3)	(83)	(144)	(114)	(97)	(259)
Change in unrealized investment gains and losses	2	(22)	28	27	(23)	10	5
Ending balance	$ 3,089	$ 3,171	$ 3,229	$ 3,212	$ 3,191	$ 3,089	$ 3,191
Group Retirement							
Beginning balance	$ 554	$ 578	$ 640	$ 657	$ 650	$ 518	$ 657
Capitalization of commissions, sales and issue expenses	23	21	26	23	26	44	49
Amortization	(6)	37	(9)	(12)	(10)	(18)	(22)
Change in unrealized investment gains and losses	7	4	—	(18)	(2)	34	(20)
Ending balance	$ 578	$ 640	$ 657	$ 650	$ 664	$ 578	$ 664
Protection Solutions							
Beginning balance	$ 2,538	$ 2,471	$ 2,757	$ 2,706	$ 2,061	$ 2,352	$ 2,706
Capitalization of commissions, sales and issue expenses	51	51	51	50	47	101	97
Amortization	(133)	143	(60)	(49)	(50)	(244)	(99)
Change in unrealized investment gains and losses	15	92	(42)	(646)	127	262	(519)
Ending balance	$ 2,471	$ 2,757	$ 2,706	$ 2,061	$ 2,185	$ 2,471	$ 2,185
Corporate and Other							
Beginning balance	$ 114	$ 147	$ 168	$ 153	$ 95	$ 61	$ 153
Capitalization of commissions, sales and issue expenses	(1)	1	—	—	—	(1)	—
Amortization	2	6	(7)	7	(2)	2	5
Change in unrealized investment gains and losses	32	14	(8)	(65)	(53)	85	(118)
Ending balance	$ 147	$ 168	$ 153	$ 95	$ 40	$ 147	$ 40

26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE and, for certain prior periods, Pro forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non- GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure’s treatment of the impact of timing differences on the amortization of DAC resulting from market value adjustments for our SCS variable annuity product. As a result of this modification, the amortization of DAC for our SCS product included in Non-GAAP Operating Earnings was changed to be determined based on our SCS product's gross profits included in Non-GAAP Operating Earnings, consistent with both our exclusion from Non-GAAP Operating Earnings of other items that are distortive to the underlying drivers of our financial performance on a consolidated basis and with industry practice. Our presentation of Non-GAAP Operating Earnings in prior periods was not revised to reflect this modification, however, had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, SCS-related DAC amortization excluded from Non-GAAP Operating Earnings would have been $52 million, $17 million and $4 million lower during the first, second and third quarters of 2018, respectively, and $17 million higher during the fourth quarter of 2018. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: Items related to variable annuity product features, which include certain changes in the fair value of the derivatives and other securities we use to hedge these features, the effect of benefit ratio • unlock adjustments and changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during • a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and the impact of the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use the prevailing corporate federal income tax rate of 21%, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Pro forma Non-GAAP Operating ROE by dividing Pro forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI. We calculate Non- GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding. 27

Reconciliation of Non-GAAP Measures (1/3) For the Three Months Ended or As of For the Six Months Ended or As of (in millions USD, unless otherwise indicated) 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 6/30/2018 6/30/2019 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ 164 $ (496) $ 1,938 $ (775) $ 363 $ 378 $ (412) Adjustments related to: Variable annuity product features 249 1,403 (1,898) 1,540 200 425 1,740 Investment gains (losses), net 22 36 130 11 12 (80) 23 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 27 24 33 24 24 158 48 Other adjustments (1) 88 51 69 40 89 179 129 Income tax (expense) benefits related to above adjustments (75) (409) 350 (337) (71) (130) (408) Non-recurring tax items 11 84 (118) 6 (58) 39 (52) Non-GAAP Operating earnings (loss) (2) $ 486 $ 693 $ 504 $ 509 $ 559 $ 969 $ 1,068 Net income (loss) attributable to Holdings $ 0.29 $ (0.89) $ 3.57 $ (1.50) $ 0.74 $ 0.67 $ (0.82) Adjustments related to: Variable annuity product features 0.44 2.50 (3.49) 2.97 0.41 0.75 3.44 Investment gains (losses), net 0.04 0.06 0.24 0.02 0.02 (0.14) 0.05 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.05 0.04 0.06 0.05 0.05 0.28 0.10 Other adjustments (1) 0.16 0.10 0.13 0.08 0.18 0.33 0.25 Income tax (expense) benefit related to above adjustments (0.13) (0.73) 0.64 (0.65) (0.14) (0.23) (0.81) Non-recurring tax items 0.02 0.15 (0.22) 0.01 (0.12) 0.07 (0.10) Non-GAAP Operating earnings (2) $ 0.87 $ 1.23 $ 0.93 $ 0.98 $ 1.14 $ 1.73 $ 2.11 Book Value per share Book Value per Share $ 23.82 $ 22.22 $ 26.22 $ 26.77 $ 30.22 $ 23.82 $ 30.22 Less: Per share impact of AOCI (2.34) (2.86) (2.64) (1.04) 1.78 (2.34) 1.78 Book value per share (ex. AOCI) $ 26.16 $ 25.08 $ 28.86 $ 27.81 $ 28.44 $ 26.16 $ 28.44 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) "Other adjustments" includes separation costs of $58 million, $33 million, $82 million and $94 million for the three and six months ended June 30, 2019 and 2018, respectively. (2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the three and six months ended June 30, 2018 would have been $473 million and $915 million or $0.84 and $1.63 per diluted share basis. 28

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) As of and for the Twelve Months Ended 6/30/2018	9/30/2018	12/31/2018	3/31/2019	As of and for the Twelve Months Ended 6/30/2019
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 1,331	$ 782	$ 2,154	$ 1,108	$ —
Adjustments related to:					
Pro forma adjustments before income tax (1)	(115)	(75)	(34)	(6)	—
Income tax impact	(13)	(12)	(6)	(1)	—
Pro forma adjustments, net of income tax	(128)	(87)	(40)	(7)	—
Pro forma Net income (loss)	1,203	695	2,114	1,101	—
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(327)	(315)	(285)	(270)	—
Pro forma Net income (loss) attributable to Holdings	$ 876	$ 380	$ 1,829	$ 831	$ —
Net Income to Non-GAAP Operating Earnings					
Net income (loss) attributable to Holdings	$ 876	$ 380	$ 1,829	$ 831	$ 1,030
Adjustments related to:					
Variable annuity product features	1,307	2,201	(70)	1,295	1,244
Investment (gains) losses	92	116	86	201	189
Goodwill impairment	(2)	—	—	—	—
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	227	216	215	107	105
Other adjustments	293	284	299	244	250
Income tax (expense) benefits related to above adjustments	(461)	(662)	(111)	(396)	(389)
Non-recurring tax items	(37)	61	(73)	(94)	(164)
Non-GAAP Operating Earnings (2)	$ 2,295	$ 2,596	$ 2,175	$ 2,188	$ 2,265
Return on Equity Reconciliation					
Net income (loss) attributable to Holdings	$ 876	$ 380	$ 1,829	$ 831	$ 1,030
Average equity attributable to Holdings excluding AOCI	$ 14,260	$ 14,352	$ 14,610	$ 14,400	$ 14,223
Return on Equity	6.1%	2.6%	12.5%	5.8%	7.2%
Non-GAAP Operating Earnings (2)	$ 2,295	$ 2,596	$ 2,175	$ 2,188	$ 2,265
Average equity attributable to Holdings excluding AOCI	$ 14,260	$ 14,352	$ 14,610	$ 14,400	$ 14,223
Non-GAAP Operating Return on Equity (3)	16.1%	18.1%	14.9%	15.2%	15.9%
Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items	$ 1,936	$ 2,237	$ —	$ —	$ —
Average equity attributable to Holdings excluding AOCI	$ 14,260	$ 14,352	$ —	$ —	$ —
Non-GAAP Operating Return on Equity excluding Q4 2017 non-recurring items	13.6%	15.6%	—%	—%	—%

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the trailing twelve months ended June 30, 2019 would have been $2,275 million.

(3) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating ROE for the trailing twelve months ended June 30, 2019 would have been 16.0%.

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Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Pro forma (1) Balances as of 9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Balances as of 6/30/2019
Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings	$ 12,401	$ 13,421	$ 13,547	$ 13,364	$ 12,411	$ 13,866	$ 13,143	$ —
Pro forma adjustments (1)	892	702	3	—	—	—	—	—
Total equity attributable to Holdings	13,293	14,123	13,550	13,364	12,411	13,866	13,143	14,843
Less: Accumulated other comprehensive income (loss)	(345)	(108)	(946)	(1,310)	(1,595)	(1,396)	(513)	876
Total equity attributable to Holdings excluding AOCI	$ 13,638	$ 14,231	$ 14,496	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967
Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings		$ 12,414	$ 12,932	$ 13,182	$ 13,186	$ 13,297	$ 13,196	$ —
Pro forma adjustments (1)		891	220	399	176	1	—	—
Total equity attributable to Holdings		13,305	13,152	13,582	13,362	13,298	13,196	13,566
Less: Accumulated other comprehensive income (loss)		(514)	(433)	(677)	(990)	(1,312)	(1,204)	(657)
Total equity attributable to Holdings excluding AOCI		$ 13,819	$ 13,585	$ 14,260	$ 14,352	$ 14,610	$ 14,400	$ 14,223

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended December 31, 2017, which is calculated using an annual two-point average.

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Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Average Account Value - Calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two. Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98). Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Gross premiums - FYP and Renewal premium and deposits. Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value. Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings, excluding Accumulated Other Comprehensive Income (“AOCI”), divided by average equity attributable to Holdings. Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period. 31

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Ian Ryave	1 (646) 855-2926
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**12/17/2018**	**7/19/2019**	**5/9/2019**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	bbb+	BBB+	Baa2
Alliance Bernstein (1)	—	A/Stable/A-1	A2

Investor and Media Contacts

Contact Investor Relations

Kevin Molloy
(212) 314-2476

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

IR@axa-equitable.com
ir.axaequitableholdings.com

Contact Media Relations

Matt Asensio
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:

(1) Last review dates: S&P as of 11/9/2018, Moody's as of 4/10/2019.

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